UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 18, 2004

UnitedGlobalCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-496-58 (Commission File Number)	84-1602895 (IRS Employer Identification #)
4643 South Ulster Street, Suite 1300, Denver, CO 80237 (Address of Principal Executive Office)

(303) 770-4001

(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

On February 18, 2004, UnitedGlobalCom, Inc.'s (the "Company") indirect wholly owned subsidiary, UPC Polska, LLC ("UPC Polska") issued a press release announcing the successful completion of its balance sheet restructuring (the "Press Release"). UPC Polska has completed all the required actions and all the conditions to the effectiveness of the Second Amended Chapter 11 Plan of Reorganization Jointly Proposed by UPC Polska, Inc., UPC Polska Finance, Inc. and the Company were satisfied or waived.

The Press Release is included herein as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1

Press release of UPC Polska, dated February 18, 2004, announcing the successful completion of balance sheet restructuring (incorporated by reference to the Current Report on Form 8-K of UPC Polska (File No. 000-22877), dated February 18, 2004).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.

By: /s/ Ellen P. Spangler

Ellen P. Spangler

Senior Vice President

Date: February 18, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1

Press release of UPC Polska, dated February 18, 2004, announcing the successful completion of balance sheet restructuring (incorporated by reference to the Current Report on Form 8-K of UPC Polska (File No. 000-22877), dated February 18, 2004).